SUMMARY PROSPECTUS November 13, 2019, as amended December 19, 2019

AB Tax-Aware Real Return Income Shares

Ticker: TARRX

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated November 13, 2019, as may be amended or supplemented, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Fund’s Prospectus, reports to shareholders and other information about the Fund, go to https://www.abfunds.com/go/TARRIS, email a request to prorequest@alliancebernstein.com, call (800) 227-4618, or ask any financial advisor, bank, or broker-dealer who offers shares of the Fund.

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Beginning January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at (800) 221-5672.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221-5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

INVESTMENT OBJECTIVE:

The investment objective of the Fund is to maximize real after-tax return for investors subject to federal income taxation.

FEES AND EXPENSES OF THE FUND:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None
Exchange Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees(a)	0.00%
Other Expenses(b)	0.00%

Total Annual Fund Operating Expenses(c)	0.00%

(a)

The Fund does not pay an advisory fee to AllianceBernstein L.P. (the “Adviser”) under the advisory agreement between AB Corporate Shares, on behalf of the Fund, and the Adviser (the “Advisory Agreement”). Shares of the Fund are available only to (i) investors with accounts established under a wrap fee program or other similar fee-based investment program sponsored and maintained by a registered investment adviser or broker-dealer and for which the Adviser is providing advisory and administrative and other similar services for compensation and (ii) institutional advisory clients of the Adviser. Such investors pay a wrap fee, advisory fee or other fee that covers advisory and administrative and other similar services, which fee is paid at the wrap fee program or fee-based account level. Participants in a wrap fee program or other similar fee-based investment program should review the program brochure or literature provided by the sponsor for a discussion of fees and expenses charged.

(b)	Total Other Expenses are estimated for the current fiscal year.

(c)

Under the Advisory Agreement, the Adviser is contractually responsible for and assumes the obligation for payment of the Fund’s expenses included as “Other Expenses” of the Fund, except certain extraordinary expenses, taxes, brokerage fees and commissions and the costs of borrowing money and other leveraging methods, including interest expenses. This obligation will continue in effect for so long as the Adviser serves as the investment adviser to the Fund pursuant to the Advisory Agreement.

Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses stay the same.* Although your actual costs may be higher or lower, based on these assumptions your costs would be:

After 1 Year	$0

After 3 Years	$0

*	The Examples do not include any fees paid at the wrap fee program or fee-based account level.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance.

PRINCIPAL STRATEGIES:

The Fund seeks real after-tax return for investors who are subject to federal income taxes. Real return is the rate of return after adjusting for inflation. The Fund pursues its objective by investing primarily in municipal securities that pay interest exempt from federal taxation and by using inflation protection derivatives instruments. Municipal securities may pay interest that is subject to the federal alternative minimum tax (“AMT”) for certain taxpayers.

The Fund may invest in fixed-income securities with any maturity or duration. The Fund may also invest without limit in fixed-income securities that are rated below investment grade (commonly known as “junk bonds”).

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Fund. In making this assessment, the Adviser takes into account various factors, including the credit quality and sensitivity to interest rates of the securities under consideration and of the Fund’s other holdings.

The Fund may make significant use of derivatives, including swaps, futures, options and forwards. To provide inflation protection, the Fund will enter into various kinds of inflation swap agreements. The Fund may use other inflation-protected instruments. Payments to the Fund pursuant to swaps will result in taxable income, either ordinary income or capital gains, rather than income exempt from federal taxation. The Fund may at times seek a substantial amount of inflation protection and, consequently, may generate substantial taxable income. It is expected that the Fund’s primary use of derivatives will be for the purposes of inflation protection.

The Fund may also invest in:

•	forward commitments;

•	zero-coupon municipal securities and variable, floating and inverse floating rate municipal securities; and

•	certain types of mortgage-related securities.

The Fund may utilize leverage for investment purposes through the use of tender option bond transactions (“TOBs”). The Adviser will consider the impact of TOBs, swaps and other derivatives in making its assessments of the Fund’s risks. The resulting exposures to markets, sectors, issuers or specific securities will be continuously monitored by the Adviser.

PRINCIPAL RISKS:

•

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

•

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and any accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

•

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

•

Below Investment Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments and negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

•

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

•

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Congress has previously considered making changes to the municipal securities provisions of the Internal Revenue Code that could change the U.S. federal income tax treatment of certain types of municipal securities.

•

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

•

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk.

•

Leverage Risk: To the extent the Fund uses leveraging techniques, such as TOBs, its net asset value, or NAV, may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

•

Illiquid Investments Risk: Illiquid investments risk exists when particular investments, such as lower-rated securities, are or become difficult to purchase or sell, possibly preventing the Fund from selling such investments at an advantageous price. The Fund is subject to illiquid investments risk because the market for municipal securities is generally smaller than many other markets. Derivatives and securities involving substantial market and credit risk tend to involve greater illiquid investments risk than most other types of investments.

•

Management Risk: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION:

The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

•	how the Fund’s performance changed from year to year over the life of the Fund; and

•	how the Fund’s average annual returns for the Fund’s period of previous investment operations (from May 2, 2011 to March 20, 2014) compares to those of a broad-based securities market index.

The performance information does not take into account charges associated with a separate account or wrap fee program or other investment program. If such charges were included, an investor’s return would be lower. The Fund’s past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

The Fund commenced investment operations on May 2, 2011 and continued operations through March 20, 2014, the date on which all shares of the Fund were redeemed. Between March 20, 2014 and November 12, 2019, the Fund did not conduct investment operations. The Fund resumed investment operations on November 13, 2019. The performance information shown below is for only those calendar years during which the Fund conducted investment operations for a full calendar year. Because the Fund has had periods in which it was not conducting investment operations, its performance is not comparable to the performance of other mutual funds. The total return table shows how the average annual total returns for the period of its previous investment operations compares to those of a broad-based securities index.

Bar Chart

*	The Fund did not conduct investment operations for a full calendar year; therefore, no performance information has been provided.

During the period shown in the bar chart, the Fund’s:

Best Quarter was up 4.28%, 1st quarter, 2012; and Worst Quarter was down -7.67%, 2nd quarter, 2013.

Performance Table

Average Annual Total Returns

Previous Investment Operations 5/2/11 to 3/20/14
Fund	0.72%
Return After Taxes on Distributions	0.64%
Return After Taxes on Distributions and Sales of Fund Shares	1.03%
Bloomberg Barclays Capital TIPS 1-10 Year Index	1.41%

INVESTMENT ADVISER:

AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGERS:

The following table lists the persons responsible for day-to-day management of the Fund’s portfolio:

Employee	Length of Service	Title
Robert B. (Guy) Davidson III	Since 2011	Senior Vice President of the Adviser

Terrance T. Hults	Since 2011	Senior Vice President of the Adviser

Matthew J. Norton	Since November 2019	Senior Vice President of the Adviser

Andrew D. Potter	Since November 2019	Vice President of the Adviser

PURCHASE AND SALE OF FUND SHARES

You may purchase shares of the Fund at NAV without a sales charge or other fee.

Shares of the Fund are available only to (i) investors with accounts established under a wrap fee program or other similar fee-based investment program sponsored and maintained by a registered investment adviser or broker-dealer and for which the Adviser is providing advisory and administrative and other similar services for compensation and (ii) institutional advisory clients of the Adviser.

There are no maximum or minimum investment requirements.

You may sell (redeem) your shares through your registered investment adviser or broker-dealer on any day the New York Stock Exchange is open.

TAX INFORMATION

The Fund may pay income dividends or make capital gains distributions, which may be subject to federal income taxes and taxable as ordinary income or capital gains, and may also be subject to state and local taxes. These dividends may be exempt from regular income tax but may be subject to the federal AMT.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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